UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On August 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005


Home Equity Mortgage Trust Series 2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1


Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-1



----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       433,100,000.00     339,565,944.60  24,380,376.09     1,070,198.67   25,450,574.76    0.00        0.00      315,185,568.51
AR               100.00               0.00           0.00             0.00            0.00    0.00        0.00                0.00
ARL              100.00               0.00           0.00             0.00            0.00    0.00        0.00                0.00
M1        32,330,000.00      32,330,000.00           0.00       108,853.31      108,853.31    0.00        0.00       32,330,000.00
M2        29,900,000.00      29,900,000.00           0.00       101,186.58      101,186.58    0.00        0.00       29,900,000.00
M3        19,200,000.00      19,200,000.00           0.00        65,472.00       65,472.00    0.00        0.00       19,200,000.00
M4        20,130,000.00      20,130,000.00           0.00        88,320.38       88,320.38    0.00        0.00       20,130,000.00
M5        13,420,000.00      13,420,000.00           0.00        59,059.18       59,059.18    0.00        0.00       13,420,000.00
M6        12,510,000.00      12,510,000.00           0.00        55,909.28       55,909.28    0.00        0.00       12,510,000.00
M7        11,590,000.00      11,590,000.00           0.00        55,052.50       55,052.50    0.00        0.00       11,590,000.00
M8        10,980,000.00      10,980,000.00           0.00        52,987.65       52,987.65    0.00        0.00       10,980,000.00
M9         9,450,000.00       9,450,000.00           0.00        49,462.88       49,462.88    0.00        0.00        9,450,000.00
B1         8,850,000.00       8,850,000.00           0.00        51,625.00       51,625.00    0.00        0.00        8,850,000.00
B2         8,540,000.00       8,540,000.00           0.00        49,816.67       49,816.67    0.00        0.00        8,540,000.00
P                100.00             100.00           0.00       271,600.71      271,600.71    0.00        0.00              100.00
TOTALS   610,000,300.00     516,466,044.60  24,380,376.09     2,079,544.81   26,459,920.90    0.00        0.00      492,085,668.51

X1       610,000,000.00     526,428,203.85           0.00             0.00            0.00    0.00        0.00      504,113,166.81
X2                 0.00               0.00           0.00             0.00            0.00    0.00        0.00                0.00
XS       531,330,910.76     526,428,303.85           0.00        87,738.05       87,738.05    0.00        0.00      504,113,266.81
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     225458CP1      784.03589148       56.29271782      2.47101979      58.76373761      727.74317366     A1          3.660000 %
AR     225458CQ9        0.00000000        0.00000000      0.00000000       0.00000000        0.00000000     AR          9.780691 %
ARL    225458CR7        0.00000000        0.00000000      0.00000000       0.00000000        0.00000000     ARL         9.780691 %
M1     225458CS5    1,000.00000000        0.00000000      3.36694432       3.36694432    1,000.00000000     M1          3.910000 %
M2     225458CT3    1,000.00000000        0.00000000      3.38416656       3.38416656    1,000.00000000     M2          3.930000 %
M3     225458CU0    1,000.00000000        0.00000000      3.41000000       3.41000000    1,000.00000000     M3          3.960000 %
M4     225458CV8    1,000.00000000        0.00000000      4.38750025       4.38750025    1,000.00000000     M4          5.265000 %
M5     225458CW6    1,000.00000000        0.00000000      4.40083308       4.40083308    1,000.00000000     M5          5.281000 %
M6     225458CX4    1,000.00000000        0.00000000      4.46916707       4.46916707    1,000.00000000     M6          5.363000 %
M7     225458CY2    1,000.00000000        0.00000000      4.75000000       4.75000000    1,000.00000000     M7          5.700000 %
M8     225458CZ9    1,000.00000000        0.00000000      4.82583333       4.82583333    1,000.00000000     M8          5.791000 %
M9     225458DA3    1,000.00000000        0.00000000      5.23416720       5.23416720    1,000.00000000     M9          6.281000 %
B1     225458DB1    1,000.00000000        0.00000000      5.83333333       5.83333333    1,000.00000000     B1          7.000000 %
B2     225458DC9    1,000.00000000        0.00000000      5.83333372       5.83333372    1,000.00000000     B2          7.000000 %
P      225458DD7    1,000.00000000        0.00000000      ##########       ##########    1,000.00000000     P           9.780691 %
TOTALS                846.66523049       39.96781000      3.40908818      43.37689818      806.69742049

X1     225458DE5      862.99705549        0.00000000      0.00000000       0.00000000      826.41502756     X1          0.000000 %
XS     225458DG0      990.77296876        0.00000000      0.16512883       0.16512883      948.77458962     XS          0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)                         Principal Remittance Amount                                                   21,985,365.10

                                        Scheduled Principal Payments                                                     381,235.87

                                        Principal Prepayments                                                         21,382,537.27

                                        Curtailments                                                                     193,968.25

                                        Cutailment Interest Adjustments                                                      881.62

                                        Repurchase Principal                                                              26,742.09

                                        Substitution Amounts                                                                   0.00

                                        Net Liquidation Proceeds                                                               0.00

                                        Other Principal Adjustments                                                            0.00

                                        Gross Interest                                                                 4,435,032.99

                                        Recoveries from Prior Loss Determinations                                              0.00

                                        Reimbursements of Non-Recoverable Advances Previously Made                        21,564.80

                                        Recovery of Reimbursements Previously Deemed Non-Recoverable                           0.00

Prepayment Penalties                    Number of Loans with Respect to which Prepayment Penalties were Collected               143

                                        Balance of Loans with Respect to which Prepayment Penalties were Collected     7,391,556.05

                                        Amount of Prepayment Penalties Collected                                         271,599.89

Sec. 4.06(a)(iv)                        Beginning Number of Loans Outstanding                                                11,328

                                        Beginning Aggregate Loan Balance                                             526,428,303.85

                                        Ending Number of Loans Outstanding                                                   10,903

                                        Ending Aggregate Loan Balance                                                504,113,266.81

Sec. 4.06(a)(v)                         Servicing Fees (Including Credit Risk Manager Fee)                               139,952.14

                                        Trustee Fees                                                                       4,386.90

Sec. 4.06(a)(vii)                       Current Advances                                                                        N/A

                                        Aggregate Advances                                                                      N/A
Section 4.06(a)(viii)                   Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  125             6,137,480.33                  1.22 %
                                              2 Month                   62             2,494,963.92                  0.49 %
                                              3 Month                  100             5,558,797.42                  1.10 %
                                               Total                   287            14,191,241.67                  2.81 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  125             6,137,480.33                  1.22 %
                                              2 Month                   62             2,494,963.92                  0.49 %
                                              3 Month                  100             5,558,797.42                  1.10 %
                                               Total                   287            14,191,241.67                  2.81 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   53              1,887,004.07                  0.37 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   53              1,887,004.07                  0.37 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              144,638.14                  0.03 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              144,638.14                  0.03 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                 0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                   0.00                  0.00 %

Section 4.06(a)(xii)                    Current Realized Losses                                                          329,671.94

                                        Cumulative Realized Losses - Reduced by Recoveries                               954,062.03

Trigger Event                           Trigger Event Occurrence (Effective March 2008)                                          NO
                                        (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                                        Rolling 3 Month Delinquency Rate                                                  1.30678 %
                                        Sr. Enhancement Percentage x 14%                                                  5.24681 %
                                                              OR
                                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                                        Cumulative Loss % of Original Aggregate Collateral Balance                        0.15640 %
                                        Cumulative Loss Limit                                                                0.00 %

O/C Reporting                           Targeted Overcollateralization Amount                                         25,925,012.75
                                        Ending Overcollateralization Amount                                           12,027,598.30
                                        Ending Overcollateralization Deficiency                                       13,897,414.45
                                        Overcollateralization Release Amount                                                   0.00
                                        Monthly Excess Interest                                                        2,395,010.99
                                        Payment to Class X-1                                                                   0.00



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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